                                                                   Exhibit 10.63

                     SUPPLEMENTAL INDENTURE TO BE DELIVERED
                          BY GUARANTEEING SUBSIDIARIES

         Supplemental Indenture (this "Supplemental Indenture"), dated as of
March 10, 2005, among L-3 Communications Corporation (or its permitted successor), a Delaware corporation (the "Company"), each subsidiary of the
Company signatory hereto (each, a "Guaranteeing Subsidiary", and collectively, the "Guaranteeing Subsidiaries"), and The Bank of New York, as trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

                  WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of June 28, 2002 providing for the issuance of an aggregate principal amount of up to $750,000,000 of 7
5/8% Senior Subordinated Notes due 2012 (the "Notes");

                  WHEREAS, the Indenture provides that under certain
circumstances the Guaranteeing Subsidiaries shall execute and deliver to the
Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company's obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Subsidiary
Guarantee"); and

                  WHEREAS, pursuant to Section 9.01 of the Indenture, the
Trustee is authorized to execute and deliver this Supplemental Indenture.

                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

                  1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

                  2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees as follows:

                     (a) Such Guaranteeing Subsidiary, jointly and severally
                         with all other current and future guarantors of the
                         Notes (collectively, the "Guarantors" and each, a
                         "Guarantor"), unconditionally guarantees to each Holder
                         of a Note authenticated and delivered by the Trustee
                         and to the Trustee and its successors and assigns,
                         regardless of the validity and enforceability of the
                         Indenture, the Notes or the Obligations of the Company
                         under the Indenture or the Notes, that:

                         (i)  the principal of, premium, interest and Additional
                              Amounts, if any, on the Notes will be promptly
                              paid in full when due, whether at maturity, by
                              acceleration, redemption or otherwise, and
                              interest on the overdue principal of, premium,
                              interest and Additional Amounts, if any, on the
                              Notes, to the extent lawful, and all other
                              Obligations of the Company to the Holders or the
                              Trustee thereunder or under the Indenture will be
                              promptly paid in full, all in accordance with the
                              terms thereof; and

                         (ii) in case of any extension of time for payment or
                              renewal of any Notes or any of such other
                              Obligations, that the same will be promptly paid
                              in full when due in accordance with the terms of
                              the extension or renewal, whether at stated
                              maturity, by acceleration or otherwise.

                     (b) Notwithstanding the foregoing, in the event that this
                         Subsidiary Guarantee would constitute or result in a
                         violation of any applicable fraudulent conveyance or
                         similar law of any relevant jurisdiction, the liability
                         of such Guaranteeing Subsidiary under this Supplemental
                         Indenture and its Subsidiary Guarantee shall be reduced
                         to the maximum amount permissible under such fraudulent
                         conveyance or similar law.

                 3.  EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES.

                     (a) To evidence its Subsidiary Guarantee set forth in this
                         Supplemental Indenture, such Guaranteeing Subsidiary
                         hereby agrees that a notation of such Subsidiary
                         Guarantee substantially in the form of Exhibit F to the
                         Indenture shall be endorsed by an officer of such
                         Guaranteeing Subsidiary on each Note authenticated and
                         delivered by the Trustee after the date hereof.

                     (b) Notwithstanding the foregoing, such Guaranteeing
                         Subsidiary hereby agrees that its Subsidiary Guarantee
                         set forth herein shall remain in full force and effect
                         notwithstanding any failure to endorse on each Note a
                         notation of such Subsidiary Guarantee.

                     (c) If an Officer whose signature is on this Supplemental
                         Indenture or on the Subsidiary Guarantee no longer
                         holds that office at the time the Trustee authenticates
                         the Note on which a Subsidiary Guarantee is endorsed,
                         the Subsidiary Guarantee shall be valid nevertheless.

                     (d) The delivery of any Note by the Trustee, after the
                         authentication thereof under the Indenture, shall
                         constitute due delivery of the

                         Subsidiary Guarantee set forth in this Supplemental
                         Indenture on behalf of each Guaranteeing Subsidiary.

                     (e) Each Guaranteeing Subsidiary hereby agrees that its
                         obligations hereunder shall be unconditional,
                         regardless of the validity, regularity or
                         enforceability of the Notes or the Indenture, the
                         absence of any action to enforce the same, any waiver
                         or consent by any Holder of the Notes with respect to
                         any provisions hereof or thereof, the recovery of any
                         judgment against the Company, any action to enforce the
                         same or any other circumstance which might otherwise
                         constitute a legal or equitable discharge or defense of
                         a guarantor.

                     (f) Each Guaranteeing Subsidiary hereby waives diligence,
                         presentment, demand of payment, filing of claims with a
                         court in the event of insolvency or bankruptcy of the
                         Company, any right to require a proceeding first
                         against the Company, protest, notice and all demands
                         whatsoever and covenants that its Subsidiary Guarantee
                         made pursuant to this Supplemental Indenture will not
                         be discharged except by complete performance of the
                         Obligations contained in the Notes and the Indenture.

                     (g) If any Holder or the Trustee is required by any court
                         or otherwise to return to the Company or any
                         Guaranteeing Subsidiary, or any custodian, Trustee,
                         liquidator or other similar official acting in relation
                         to either the Company or such Guaranteeing Subsidiary,
                         any amount paid by either to the Trustee or such
                         Holder, the Subsidiary Guarantee made pursuant to this
                         Supplemental Indenture, to the extent theretofore
                         discharged, shall be reinstated in full force and
                         effect.

                     (h) Each Guaranteeing Subsidiary agrees that it shall not
                         be entitled to any right of subrogation in relation to
                         the Holders in respect of any Obligations guaranteed
                         hereby until payment in full of all Obligations
                         guaranteed hereby. Each Guaranteeing Subsidiary further
                         agrees that, as between such Guaranteeing Subsidiary,
                         on the one hand, and the Holders and the Trustee, on
                         the other hand:

                         (i) the maturity of the Obligations guaranteed hereby
                             may be accelerated as provided in Article 6 of the
                             Indenture for the purposes of the Subsidiary
                             Guarantee made pursuant to this Supplemental
                             Indenture, notwithstanding any stay, injunction or
                             other prohibition preventing such acceleration in
                             respect of the obligations guaranteed hereby; and

                         (ii) in the event of any declaration of acceleration of
                              such obligations as provided in Article 6 of the
                              Indenture, such

                              obligations (whether or not due and payable) shall
                              forthwith become due and payable by such
                              Guaranteeing Subsidiary for the purpose of the
                              Subsidiary Guarantee made pursuant to this
                              Supplemental Indenture.

                         (i)  Each Guaranteeing Subsidiary shall have the right
                              to seek contribution from any other non-paying
                              Guaranteeing Subsidiary so long as the exercise of
                              such right does not impair the rights of the
                              Holders or the Trustee under the Subsidiary
                              Guarantee made pursuant to this Supplemental
                              Indenture.

                    4.   GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON
                         CERTAIN TERMS.

                         (a)  Except as set forth in Articles 4 and 5 of the
                              Indenture, nothing contained in the Indenture,
                              this Supplemental Indenture or in the Notes shall
                              prevent any consolidation or merger of any
                              Guaranteeing Subsidiary with or into the Company
                              or any other Guarantor or shall prevent any
                              transfer, sale or conveyance of the property of
                              any Guaranteeing Subsidiary as an entirety or
                              substantially as an entirety, to the Company or
                              any other Guarantor.

                         (b)  Except as set forth in Article 4 of the Indenture,
                              nothing contained in the Indenture, this
                              Supplemental Indenture or in the Notes shall
                              prevent any consolidation or merger of any
                              Guaranteeing Subsidiary with or into a corporation
                              or corporations other than the Company or any
                              other Guarantor (in each case, whether or not
                              affiliated with the Guaranteeing Subsidiary), or
                              successive consolidations or mergers in which a
                              Guaranteeing Subsidiary or its successor or
                              successors shall be a party or parties, or shall
                              prevent any sale or conveyance of the property of
                              any Guaranteeing Subsidiary as an entirety or
                              substantially as an entirety, to a corporation
                              other than the Company or any other Guarantor (in
                              each case, whether or not affiliated with the
                              Guaranteeing Subsidiary) authorized to acquire and
                              operate the same; provided, however, that each
                              Guaranteeing Subsidiary hereby covenants and
                              agrees that (i) subject to the Indenture, upon any
                              such consolidation, merger, sale or conveyance,
                              the due and punctual performance and observance of
                              all of the covenants and conditions of the
                              Indenture and this Supplemental Indenture to be
                              performed by such Guaranteeing Subsidiaries, shall
                              be expressly assumed (in the event that such
                              Guaranteeing Subsidiary is not the surviving
                              corporation in the merger), by supplemental
                              indenture satisfactory in form to the Trustee,
                              executed and delivered to the Trustee, by the
                              corporation formed by such consolidation, or into

                              which such Guaranteeing Subsidiary shall have been
                              merged, or by the corporation which shall have
                              acquired such property and (ii) immediately after
                              giving effect to such consolidation, merger, sale
                              or conveyance no Default or Event of Default
                              exists.

                         (c)  In case of any such consolidation, merger, sale or
                              conveyance and upon the assumption by the
                              successor corporation, by supplemental indenture,
                              executed and delivered to the Trustee and
                              satisfactory in form to the Trustee, of the
                              Subsidiary Guarantee made pursuant to this
                              Supplemental Indenture and the due and punctual
                              performance of all of the covenants and conditions
                              of the Indenture and this Supplemental Indenture
                              to be performed by such Guaranteeing Subsidiary,
                              such successor corporation shall succeed to and be
                              substituted for such Guaranteeing Subsidiary with
                              the same effect as if it had been named herein as
                              the Guaranteeing Subsidiary. Such successor
                              corporation thereupon may cause to be signed any
                              or all of the Subsidiary Guarantees to be endorsed
                              upon the Notes issuable under the Indenture which
                              theretofore shall not have been signed by the
                              Company and delivered to the Trustee. All the
                              Subsidiary Guarantees so issued shall in all
                              respects have the same legal rank and benefit
                              under the Indenture and this Supplemental
                              Indenture as the Subsidiary Guarantees theretofore
                              and thereafter issued in accordance with the terms
                              of the Indenture and this Supplemental Indenture
                              as though all of such Subsidiary Guarantees had
                              been issued at the date of the execution hereof.

                    5.   RELEASES.

                         (a)  Concurrently with any sale of assets (including,
                              if applicable, all of the Capital Stock of a
                              Guaranteeing Subsidiary), all Liens, if any, in
                              favor of the Trustee in the assets sold thereby
                              shall be released; provided that in the event of
                              an Asset Sale, the Net Proceeds from such sale or
                              other disposition are treated in accordance with
                              the provisions of Section 4.10 of the Indenture.
                              If the assets sold in such sale or other
                              disposition include all or substantially all of
                              the assets of a Guaranteeing Subsidiary or all of
                              the Capital Stock of a Guaranteeing Subsidiary,
                              then the Guaranteeing Subsidiary (in the event of
                              a sale or other disposition of all of the Capital
                              Stock of such Guaranteeing Subsidiary) or the
                              Person acquiring the property (in the event of a
                              sale or other disposition of all or substantially
                              all of the assets of such Guaranteeing Subsidiary)
                              shall be released from and relieved of its
                              Obligations under this Supplemental Indenture and
                              its Subsidiary Guarantee made pursuant hereto;
                              provided that in the event of an Asset Sale, the
                              Net Proceeds from such sale or other disposition
                              are treated in accordance with the

                              provisions of Section 4.10 of the Indenture. Upon
                              delivery by the Company to the Trustee of an
                              Officers' Certificate to the effect that such sale
                              or other disposition was made by the Company or
                              the Guaranteeing Subsidiary, as the case may be,
                              in accordance with the provisions of the Indenture
                              and this Supplemental Indenture, including without
                              limitation, Section 4.10 of the Indenture, the
                              Trustee shall execute any documents reasonably
                              required in order to evidence the release of the
                              Guaranteeing Subsidiary from its Obligations under
                              this Supplemental Indenture and its Subsidiary
                              Guarantee made pursuant hereto. If the
                              Guaranteeing Subsidiary is not released from its
                              obligations under its Subsidiary Guarantee, it
                              shall remain liable for the full amount of
                              principal of and interest on the Notes and for the
                              other obligations of such Guaranteeing Subsidiary
                              under the Indenture as provided in this
                              Supplemental Indenture.

                         (b)  Upon the designation of a Guaranteeing Subsidiary
                              as an Unrestricted Subsidiary in accordance with
                              the terms of the Indenture, such Guaranteeing
                              Subsidiary shall be released and relieved of its
                              obligations under its Subsidiary Guarantee and
                              this Supplemental Indenture. Upon delivery by the
                              Company to the Trustee of an Officers' Certificate
                              and an Opinion of Counsel to the effect that such
                              designation of such Guaranteeing Subsidiary as an
                              Unrestricted Subsidiary was made by the Company in
                              accordance with the provisions of the Indenture,
                              including without limitation Section 4.07 of the
                              Indenture, the Trustee shall execute any documents
                              reasonably required in order to evidence the
                              release of such Guaranteeing Subsidiary from its
                              obligations under its Subsidiary Guarantee. Any
                              Guaranteeing Subsidiary not released from its
                              Obligations under its Subsidiary Guarantee shall
                              remain liable for the full amount of principal of
                              and interest on the Notes and for the other
                              Obligations of any Guaranteeing Subsidiary under
                              the Indenture as provided herein.

                         (c)  Each Guaranteeing Subsidiary shall be released and
                              relieved of its obligations under this
                              Supplemental Indenture in accordance with, and
                              subject to, Section 4.18 of the Indenture.

        6. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of any Guaranteeing
Subsidiary, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Subsidiary Guarantees, the
Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the
Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

     7. SUBORDINATION OF SUBSIDIARY GUARANTEES; ANTI-LAYERING. No Guaranteeing
Subsidiary shall incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt of a Guaranteeing Subsidiary and senior in any respect in right of payment to any of the Subsidiary Guarantees. Notwithstanding the foregoing sentence, the Subsidiary Guarantee of each Guaranteeing Subsidiary shall be subordinated to the prior payment in full of all Senior Debt of that
Guaranteeing Subsidiary (in the same manner and to the same extent that the
Notes are subordinated to Senior Debt), which shall include all guarantees of
Senior Debt.

     8. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     9. COUNTERPARTS. The parties may sign any number of copies of this
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     10. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

     11. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental
Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed, all as of the date first above written.

Dated: March 10, 2005               L-3 COMMUNICATIONS CORPORATION

                                    By: /s/ Christopher C. Cambria
                                        ----------------------------------------
                                        Name: Christopher C. Cambria
                                        Title: Senior Vice President, Secretary
                                               and General Counsel

Dated: March 10, 2005        APCOM, INC., a Maryland corporation
                             BROADCAST SPORTS INC., a Delaware corporation
                             D.P. ASSOCIATES INC., a Virginia corporation
                             ELECTRODYNAMICS, INC., an Arizona corporation
                             HENSCHEL INC., a Delaware corporation
                             HYGIENETICS ENVIRONMENTAL SERVICES, INC., a
                                 Delaware corporation
                             INTERSTATE ELECTRONICS CORPORATION, a California
                                 corporation
                             KDI PRECISION PRODUCTS, INC., a Delaware
                                 corporation
                             L-3 COMMUNICATIONS AEROMET, INC., an Oregon
                                 corporation
                             L-3 COMMUNICATIONS VERTEX AEROSPACE LLC, a
                                 Delaware limited liability company L-3
                             COMMUNICATIONS AIS GP CORPORATION, a
                                 Delaware corporation L-3 COMMUNICATIONS
                             AVIONICS SYSTEMS, INC., a Delaware
                                 corporation L-3 COMMUNICATIONS AVISYS
                             CORPORATION, a Texas corporation
                             L-3 COMMUNICATIONS CSI, INC., a California
                                 corporation
                             L-3 COMMUNICATIONS AYDIN CORPORATION, a Delaware
                                 corporation
                             L-3 COMMUNICATIONS CE HOLDINGS, INC., a Delaware
                                 corporation
                             L-3 COMMUNICATIONS CINCINNATI ELECTRONICS
                                 CORPORATION, an Ohio corporation
                             L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC., a
                                 Delaware corporation
                             L-3 COMMUNICATIONS ESSCO, INC., a Delaware
                                 corporation
                             L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION
                                 LLC, a Delaware limited liability company
                             L-3 COMMUNICATIONS FLIGHT CAPITAL LLC, a Delaware
                                 limited liability company
                             L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC., a
                                 Virginia corporation
                             L-3 COMMUNICATIONS ILEX SYSTEMS, INC., a Delaware
                                 corporation
                             L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., a
                                 Delaware limited partnership
                             L-3 COMMUNICATIONS INVESTMENTS INC., a Delaware
                                 corporation
                             L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC., a
                                 Delaware corporation
                             L-3 COMMUNICATIONS MAPPS INVESTMENTS, LLC, a
                                 Delaware limited liability company

                             L-3 COMMUNICATIONS MAS (US) CORPORATION, a Delaware
                                 corporation
                             L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS,
                                 INC., a Delaware corporation
                             L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC., a
                                 California corporation
                             L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION
                                 LLC, a Delaware limited liability company
                             L-3 COMMUNICATIONS WESTWOOD CORPORATION, a Nevada
                                 corporation
                             MCTI ACQUISITION CORPORATION, a Maryland
                                 corporation
                             MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED,
                                 a Maryland corporation
                             MICRODYNE CORPORATION, a Maryland corporation
                             MICRODYNE OUTSOURCING INCORPORATED, a Maryland
                                 corporation
                             MPRI, INC., a Delaware corporation
                             PAC ORD INC., a Delaware corporation
                             POWER PARAGON, INC., a Delaware corporation
                             SHIP ANALYTICS, INC., a Connecticut corporation
                             SHIP ANALYTICS INTERNATIONAL, INC., a Delaware
                                 corporation
                             SHIP ANALYTICS USA, INC., a Connecticut corporation
                             SPD ELECTRICAL SYSTEMS, INC., a Delaware
                                 corporation
                             SPD SWITCHGEAR INC., a Delaware corporation
                             SYCOLEMAN CORPORATION, a Florida corporation
                             TROLL TECHNOLOGY CORPORATION, a California
                                 corporation
                             WESCAM AIR OPS INC., a Delaware corporation
                             WESCAM AIR OPS LLC, a Delaware limited liability
                                 company
                             WESCAM HOLDINGS (US) INC., a Delaware corporation
                             WESCAM INCORPORATED, a Florida corporation
                             WESCAM LLC, a Delaware limited liability company
                             WESCAM SONOMA INC., a California corporation
                             WOLF COACH, INC., a Massachusetts corporation
                                       As Guaranteeing Subsidiaries

                                    By: /s/ Christopher C. Cambria
                                        ----------------------------------------
                                        Name: Christopher C. Cambria
                                        Title: Vice President, Secretary

Dated:  March 10, 2005                      THE BANK OF NEW YORK,
                                            as Trustee

                                    By: /s/ Kisha A. Holder
                                        ----------------------------------------
                                        Name: Kisha A. Holder
                                        Title: Assistant Vice President